Credit commitments	12 Months Ended
Dec. 31, 2010
Credit commitments
Credit commitments

15.       Credit commitments

	December 31, 2010
(Millions of dollars)	Consolidated	Machinery and Power Systems	Financial Products
Credit lines available:
Global credit facilities	$7,230	$1,500	$5,730
Other external	4,658	853	3,805
Total credit lines available	11,888	2,353	9,535
Less: Global credit facilities supporting commercial paper	(2,710)	—	(2,710)
Less: Utilized credit	(2,217)	(135)	(2,082)
Available credit	$6,961	$2,218	$4,743

We have three global credit facilities with a syndicate of banks totaling $7.23 billion (Credit Facility) available in the aggregate to both Caterpillar and Cat Financial to support their commercial paper programs in the event those programs become unavailable and for general liquidity purposes.  Based on management’s allocation decision, which can be revised from time to time, the portion of the Credit Facility available to Cat Financial as of December 31, 2010 was $5.73 billion.

•                  The 364-day facility of $3.52 billion expires in September 2011.

•                  The five-year facility of $1.62 billion expires in September 2012.

•                  The four-year facility of $2.09 billion expires in September 2014.

Other consolidated credit lines with banks as of December 31, 2010 totaled $4.66 billion. These committed and uncommitted credit lines, which may be eligible for renewal at various future dates or have no specified expiration date, are used primarily by our subsidiaries for local funding requirements.  Caterpillar or Cat Financial may guarantee subsidiary borrowings under these lines.

At December 31, 2010, Caterpillar’s consolidated net worth was $15.56 billion, which was above the $9.00 billion required under the Credit Facility.  The consolidated net worth is defined as the consolidated stockholder’s equity including preferred stock but excluding the pension and other postretirement benefits balance within Accumulated other comprehensive income (loss).

At December 31, 2010, Cat Financial’s covenant interest coverage ratio was 1.34 to 1.  This is above the 1.15 to 1 minimum ratio of (1) profit excluding income taxes, interest expense and net gain/(loss) from interest rate derivatives to (2) interest expense calculated at the end of each calendar quarter for the rolling four quarter period then most recently ended.

In addition, at December 31, 2010, Cat Financial’s covenant leverage ratio was 7.02 to 1.  This is below the maximum ratio of debt to net worth of 10 to 1, calculated (1) on a monthly basis as the average of the leverage ratios determined on the last day of each of the six preceding calendar months and (2) at each December 31 required by the Credit Facility.

In the event Caterpillar or Cat Financial does not meet one or more of their respective financial covenants under the Credit Facility in the future (and are unable to obtain a consent or waiver), the bank group may terminate the commitments allocated to the party that does not meet its covenants.  Additionally, in such event, certain of Cat Financial’s other lenders under other loan agreements where similar financial covenants or cross default provisions are applicable, may, at their election, choose to pursue remedies under those loan agreements, including accelerating the repayment of outstanding borrowings.  At December 31, 2010, there were no borrowings under the Credit Facility.

On November 14, 2010, Caterpillar entered into a bridge facility commitment letter related to the planned acquisition of Bucyrus International, Inc.  The commitment letter provided for an aggregate principal amount of $8.6 billion under a one-year unsecured term loan credit facility (Bridge Facility).  On December 3, 2010, Caterpillar entered into a Bridge Loan Agreement that contains the negotiated terms and conditions originally contemplated in the commitment letter.  The principal amount available to Caterpillar under the Bridge Loan Agreement is not included in the credit commitments table shown above.  Caterpillar paid certain customary fees and expenses in connection with the Bridge Facility, and pays certain customary fees and expenses in connection with the Bridge Loan Agreement.  In 2010, Caterpillar paid $46 million in fees related to the Bridge Facility and the Bridge Loan Agreement.  We estimate payments of approximately $20 million in additional fees related to the Bridge Loan Agreement in 2011.  These fees will be amortized over the term of the Bridge Loan Agreement.  At December 31, 2010, there were no borrowings under the Bridge Loan Agreement.